                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

NUMBER                                                                    SHARES
______                                                                    ______
                            [SM&A CORPORATION LOGO]
             When You Must Win... You Need Doers, Not Advisors(SM)

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                                               CUSIP 784432 10 6
________________________________________________________________________________

THIS CERTIFIES THAT                                          SEE REVERSE FOR
                                                           STATEMENTS RELATING
                                                         TO RIGHTS, PREFERENCES,
                                                             PRIVILEGES AND
                                                          RESTRICTIONS, IF ANY

                                    SPECIMEN

IS THE RECORD HOLDER OF

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
                                SM&A CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                           [SEAL OF SM&A CORPORATION
                                  INCORPORATED
                                 JAN. 25, 1985
                                  CALIFORNIA]
        [SIG]                                                [SIG]
 SENIOR VICE PRESIDENT,                       PRESIDENT, CHIEF EXECUTIVE OFFICER
CHIEF FINANCIAL OFFICER
    AND SECRETARY

                                              COUNTERSIGNED AND REGISTERED
                                                 U.S. STOCK TRANSFER CORPORATION
                                                    TRANSFER AGENT AND REGISTRAR

                                              BY

                                                            AUTHORIZED SIGNATURE
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     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT ENT  - as joint tenants with right
               of survivorship and not as
               tenants in common


     UNIF GIFT MIN ACT - ................. Custodian .................
                              (Cust)                      (Minor)
                         under Uniform Gifts to Minors Act

                         .............................................
                                         (State)

     UNIF TRF MIN ACT -  ................. Custodian (until age .....)
                              (Cust)

                         ..................... under Uniform Transfers
                                (Minor)

                         to Minors Act ...............................
                                                   (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                        X ______________________________________

                                        X ______________________________________
                                          THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                              NOTICE:     WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed

By_______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17AG-15.